     As filed with the Securities and Exchange Commission on July 19, 2002
                         Registration No. ____________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ---------------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                       ---------------------------------
                              CONVERGYS CORPORATION
             (Exact name of registrant as specified in its charter)

            Ohio                                              31-1598292
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

                             201 East Fourth Street
                             Cincinnati, Ohio 45202
                                 (513) 723-7000
    (Address, including zip code, of registrant's principal executive office)
                       ---------------------------------

           CONVERGYS CORPORATION EXECUTIVE DEFERRED COMPENSATION PLAN
                            (Full title of the plan)

                       ---------------------------------
                              William H. Hawkins II
                          General Counsel and Secretary
                             201 East Fourth Street
                             Cincinnati, Ohio 45202
                                 (513) 723-7049
        (Name, address including zip code, and telephone number including area code, of agent for service)

                       ---------------------------------
                  Please send copies of all communications to:

                               Neil Ganulin, Esq.
                              Frost Brown Todd LLC
                                 2200 PNC Center
                              201 East Fifth Street
                             Cincinnati, Ohio 45202
                                 (513) 651-6800

                         CALCULATION OF REGISTRATION FEE

============================= ================= =========================== =========================== =================
    Title of securities         Amount to be    Proposed maximum offering        Proposed maximum          Amount of
      to be registered         registered(1)        price per share(2)       aggregate offering price   registration fee
----------------------------- ----------------- --------------------------- --------------------------- -----------------
Common shares, without par
value                            1,000,000      $ 15.83                     $ 15,830,000                $ 1,456.36
                                                 -----------------------     -----------------------
----------------------------- ----------------- --------------------------- --------------------------- -----------------

(1) Pursuant to Rule 416(a), this registration statement also covers additional common shares to be offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) Estimated in accordance with Rule 457(c) pursuant to Rule 457(h)(i), based upon the average of the high and low prices per share on the New York Stock Exchange on July 15, 2002 solely for the purpose of calculation of the registration fee.

Pursuant to Rule 416(c), this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein. An indeterminate amount of interests to be offered or sold pursuant to the Convergys Corporation Executive Deferred Compensation Plan were registered on the Company's Registration Statement on Form S-8 (File No. 333-69633) filed on December 23, 1998.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*


* Information required by Part I of Form S-8 to be contained in the Section 10(a) Prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended, and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents have been filed by Convergys Corporation (the "Company") with the Commission (File No. 1-14379) and are incorporated herein by reference:

         1. The Company's Annual Report on Form 10-K for the year ended December 31, 2001;

         2. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2002;

         3. The Company's Current Reports on Form 8-K filed on January 22, 2002 and May 17, 2002;

         4. The description of the Company's common shares from its Registration Statement on Form 8-A filed with the Securities and Exchange Commission on August 6, 1998 and any amendment or report filed thereafter for the purposes of updating such description; and

         5. The description of the Company's preferred share purchase rights from its Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 23, 1998.

         The common shares, without par value, are registered under Section 12 of the Securities Exchange Act of 1934.

         All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the "Subsequently Filed Documents"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part of this Registration Statement from the date of filing of such documents.

         Any statement contained in this Registration Statement or in a document incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any Subsequently Filed Document modifies or supersedes such statement. Any such modified or superseded statement shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

         The Company will provide without charge, upon written or oral request, to each person to whom a copy of this Registration Statement is delivered, a copy of any or all of the documents incorporated by reference herein, not including exhibits to such documents. Requests for such copies should be directed to the Secretary, Convergys Corporation, 201 East Fourth Street, Cincinnati, Ohio 45202, telephone number (513) 723-7000.

ITEM 4.  DESCRIPTION OF CAPITAL STOCK.

         The common shares, without par value, are registered under Section 12 of the Securities Exchange Act of 1934.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         There are no provisions in the Amended Articles of Incorporation (the "Articles") by which an officer or director may be indemnified against any liability which he or she may incur in his or her capacity as such. However, the Company has indemnification provisions in its Regulations which provide the Company will, to the full extent permitted by Ohio law, indemnify all persons whom it may indemnify under such law.

         Reference is made to Section 1701.13(E) of the Ohio Revised Code, which provides for indemnification of directors and officers in certain circumstances.

         The Company provides liability insurance for its directors and officers for certain losses arising from certain claims and charges, including claims and charges under the Securities Act of 1933, which may be made against such persons while acting in their capacities as directors and officers of the Company.

         The above discussion of the Articles, Regulations and Section 1701.13(E) of the Ohio Revised Code is not intended to be exhaustive and is respectively qualified in its entirety by the Articles, Regulations and such statute.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The Exhibits filed as part of this Registration Statement are described in the Exhibit Index included in this filing.

ITEM 9.  UNDERTAKINGS.

         (1)      The undersigned registrant hereby undertakes:

                  (a) To file, during any period in which offers or sales of the securities registered hereunder are being made, a post-effective amendment to this registration statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in the registration statement;

                           Provided, however, that the undertakings in clauses
                           (i) - (ii) hereof will not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or
                                    Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

                           (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (2) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, pursuant to the provisions of Rule 512(h) of Regulation S-K, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issues.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio, on the 18th day of July, 2002.

                                 CONVERGYS CORPORATION

                                 By:  /s/ Steven G. Rolls
                                      ---------------------------------------
                                      Steven G. Rolls, Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 18th day of July, 2002 by the following persons in the capacities indicated.

                    Signature
                                                      Principal Executive Officer:
--------------------------------------------          Chairman, President, Chief Executive Officer and Director
James F. Orr*

/s/ Steven G. Rolls                                   Principal Financial Officer:
--------------------------------------------          Chief Financial Officer
Steven G. Rolls

/s/ Michael D. Jones                                  Principal Accounting Officer:
--------------------------------------------          Vice President and Controller
Michael D. Jones

                                                      Director
--------------------------------------------
John F. Barrett*

                                                      Director
--------------------------------------------
Gary C. Butler*

                                                      Director
--------------------------------------------
David B. Dillon*

                                                      Director
--------------------------------------------
Eric C. Fast*

                                                      Director
--------------------------------------------
Joseph E. Gibbs*

                                                      Director
--------------------------------------------
Roger L. Howe*

                                                      Director
--------------------------------------------
Steven C. Mason*

                                                      Director
--------------------------------------------
Philip A. Odeen*

                                                      Director
--------------------------------------------
Sidney A. Ribeau*

                                                      Director
--------------------------------------------
James M. Zimmerman*




* /s/ William H. Hawkins II
 -------------------------------------------
 William H. Hawkins II,   as attorney-in-fact



                                  EXHIBIT INDEX


Exhibit           Description                                                                             Page
3.1*              Amended Articles of Incorporation of the Company are hereby incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-3
                  (File No. 333-45404) filed on August 10, 2000.

3.2*              Regulations of the Company are hereby incorporated by reference to Exhibit 3.2 to Pre-Effective Amendment No. 2 to the Company's Registration Statement on
                  Form S-1 (File No. 333-53619) filed on July 17, 1998.

4.1*              Convergys Corporation Rights Agreement is hereby incorporated by reference to
                  Exhibit 4.1 to the Company's Registration Statement on Form S-8 (File No.
                  333-69633) filed December 23, 1998.

4.2*              Convergys Corporation Executive Deferred Compensation Plan, as amended effective as of October 29, 2001, is hereby incorporated by reference to
                  Exhibit 10.3 to the Company's 2001 Annual Report on Form 10-K filed March 15,
                  2002.

5                 Opinion of Counsel by Frost Brown Todd LLC.

23.1              Consent of Frost Brown Todd LLC (included in Exhibit 5).

23.2              Consent of PricewaterhouseCoopers LLP.

23.3              Consent of KPMG LLP, Chartered Accountants, Registered Auditor.

23.4              Consent of Ernst Young, LLP, independent auditors of the Registrant.

24                Powers of Attorney.

* Previously filed.